                                                                   Exhibit 10.08


                   [LETTERHEAD OF DOUBLECLICK APPEARS HERE]


                   DART(TM) SERVICE AGREEMENT FOR PUBLISHERS

--------------------------------------------------------------------------------
You agree to pay DoubleClick Inc. all of the fees and other charges specified below and DoubleClick Inc. agrees to provide the DART Service to You, all in accordance with the attached Terms and Conditions. Both You and DoubleClick Inc. agree that this Cover Page and the attached Terms and Conditions (collectively, the "DART Service Agreement" or "Agreement"), may be updated from time to time by replacing or adding further signed attachments to this Agreement.
--------------------------------------------------------------------------------


Your Company   All Advantage.com___________    Contact: Johannes Pohle__________
Name           25954 Eden Landing Road_____    Phone:   (510) 670-0575 x170_____
and            Hayward, CA 94545___________    Fax:     (510) 293-6001__________
Address:       ____________________________    E-Mail:
johannes.pohle@corp.alladvantage.com


Web Site(s): the All Advantage Viewbar Technology

Fees:       [*]                           US$      N/A (Renewal)
                                              ------------------

Monthly Service Fee per 1000 ad banner impressions (CPM):   (see chart below)
                                                            -----------------

     Ad Size Limit: 17 Kbytes (Note: You will not be charged an additional fee (as set forth in Section 6) for Your Ads which are over the Ad Size Limit, if such Ads are not served by DoubleClick, but instead redirected to another non-DoubleClick server.) If during the Term, DoubleClick offers another DART for Publishers client an Ad Size Limit that is greater than 17 Kbytes, DoubleClick agrees to promptly offer You such higher Ad Size Limit to apply to this Agreement.

Minimum Monthly Service Fee:  US$ [*]

              -----------------------------------------------------------------------------
Custom        FIRST YEAR MONTHLY SERVICE FEE _ Beginning Contract Effective Date
Arrangements
              1.) Number of Standard Paying Ad Impressions (468x60)
              Delivered by DART Service Per Month                         Cost Per Thousand
              -----------------------------------------------------------------------------
                     [*] " [*] Billion                                              $   [*]
                     [*] Billion - [*] Billion                                      $   [*]
                     [*] Billion - [*] Billion                                      $   [*]
                     [*] Billion - [*] Billion                                      $   [*]
                     [*] Billion and higher                                         $   [*]

              2.) Number of Standard Paying Ad Impressions (120x60)
              Delivered by DART Service Per Month                         Cost Per Thousand
              -----------------------------------------------------------------------------
                     [*]  - [*] Billion                                             $   [*]
                     [*] Billion - [*] Billion                                      $   [*]
                     [*] Billion - [*] Billion                                      $   [*]
                     [*] Billion - [*] Billion                                      $   [*]
                     [*] Billion and higher                                         $   [*]
              -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
DOUBLECLICK(R) and DART(TM) are trademarks of DoubleClick Inc. (C)1998 DoubleClick Inc.
                             All rights reserved.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED FROM THE PUBLIC FILING AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     ---------------------------------------------------------------------------

     3.) Number of Standard Paying Ads Redirected and Served
     Through the All Advantage and/or other 3/rd/ Party Ad
     Delivery Systems                                          Cost Per Thousand
     ---------------------------------------------------------------------------
          [*] - [*] Billion                                             $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion and higher                                        $    [*]

     4.) Number of "House"* ads Redirected to serve off
     the All Advantage and/or Other Third-Party Ad Servers
     & bandwidth                                               Cost Per Thousand
     ---------------------------------------------------------------------------
          [*]                                                           $    [*]


     SECOND YEAR MONTHLY SERVICE FEE _ ([*] from 1/st/ Year)

     1.) Number of Standard Paying Ad Impressions (Any size)
     Delivered by DART Service Per Month                       Cost Per Thousand
     ---------------------------------------------------------------------------
          [*] - [*] Billion                                             $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion and higher                                        $    [*]

     2.) Number of Standard Paying Ad Impressions (120x60)
     Delivered by DART Service Per Month                      Cost Per Thousand
     ---------------------------------------------------------------------------
          [*] - [*] Billion                                             $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion and higher                                        $    [*]
     ---------------------------------------------------------------------------
     3.) Number of Standard Paying Ads Redirected and
     Served Through the All Advantage and/or other 3/rd/
     Party Ad Delivery Systems                                 Cost Per Thousand
     ---------------------------------------------------------------------------
          [*] - [*] Billion                                             $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion and higher                                        $    [*]


     4.) Number of "House"* ads Redirected to serve off the
     All Advantage and/or Other Third-Party Ad Servers &
     bandwidth                                                 Cost Per Thousand
     ---------------------------------------------------------------------------
          [*]                                                           $    [*]


     THIRD YEAR MONTHLY SERVICE FEE - (prices discounted from 1/st/ & 2/nd/
     Year)

     1.) Number of Standard Paying Ad Impressions (Any size)
     Delivered by DART Service Per Month                       Cost Per Thousand
     ---------------------------------------------------------------------------
          [*] - [*] Billion                                             $    [*]
          [*] Billion - [*] Billion                                     $    [*]
     ---------------------------------------------------------------------------
DOUBLECLICK(R) and DART(TM) are trademarks of DoubleClick Inc. (C)1998 DoubleClick Inc.
                             All rights reserved.


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED FROM THE PUBLIC FILING AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     ---------------------------------------------------------------------------
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion and higher                                        $    [*]

     2.) Number of Standard Paying Ad Impressions (120x60)
     Delivered by DART Service Per Month                       Cost Per Thousand
     ---------------------------------------------------------------------------
          [*] - [*] Billion                                             $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion and higher                                        $    [*]


     3.) Number of Standard Paying Ads Redirected and Served
     Through the All Advantage and/or other 3/rd/ Party Ad
     Delivery Systems                                          Cost Per Thousand
     ---------------------------------------------------------------------------
          [*] - [*] Billion                                             $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion - [*] Billion                                     $    [*]
          [*] Billion and higher                                        $    [*]


     4.) Number of "House"* ads Redirected to serve off the
     All Advantage and/or Other Third-Party Ad Servers &
     Bandwidth                                                 Cost Per Thousand
     ---------------------------------------------------------------------------
          [*]                                                           $    [*]


     * "House" ads are a specific order type, specified in the DART system, for which impression levels cannot be specified.

     The parties agree that all ads served by DoubleClick pursuant to this Agreement shall be served from North American based servers.
     ---------------------------------------------------------------------------
     Ad Delivery Service Availability: DoubleClick shall use commercially reasonable efforts to ensure that the Service delivers advertisements requested for the AllAdvantage Viewbar at least [*] percent ([*]%) of the time, calculated on a calendar monthly basis; it being understood that Service advertising delivery "down" time (calculated as the difference between 100% and the actual percentage delivery of ads) shall exclude time (i) required for routine system maintenance not to exceed thirty
     (30) minutes in any calendar month that is performed by DoubleClick so long as such maintenance is performed during low volume time periods, and
     (ii) resulting from technical malfunctions in the Target Sites" systems, or any other circumstances beyond DoubleClick"s reasonable control (including without limitation, Internet delays, network congestion and ISP malfunctions). In the event that unscheduled down time exceeds [*] percent ([*]%) in any month, then You will receive a reduction in fees, credited to the next month"s invoice, calculated by multiplying (i) the Average Impressions Per Hour, by (ii) the down time (rounded to the nearest hour), by (iii) the CPM rate applicable at the time of the outage. The Average Impressions shall be determined by dividing the total adds served in the previous month by the total number of hours in that month.

     ---------------------------------------------------------------------------
     Ad Management System Availability: DoubleClick shall use commercially reasonable efforts to ensure that the Ad Management System is available for Your use at least [*] percent ([*]%) of the time calculated on a calendar monthly basis; it being understood that Ad Management System "down" time shall exclude time (i) required for routine system maintenance not to exceed
     ---------------------------------------------------------------------------

DOUBLECLICK(R) and DART(TM) are trademarks of DoubleClick Inc. (C)1998 DoubleClick Inc.
                             All rights reserved.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED FROM THE PUBLIC FILING AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

               -----------------------------------------------------------------
               twenty-four (24) hours in any calendar month that is performed by DoubleClick so long as You are notified at least one (1) business day in advance (it being understood that (x) the Ad Management System is "down" for routine scheduled maintenance for up to four
               (4) hours each Saturday morning between the hours of 10 AM to 2 PM Eastern standard time and (y) advance notice shall not be required for such routine scheduled maintenance) and (ii) resulting from technical malfunctions in Your Web site's systems, or any other circumstances reasonably beyond DoubleClick's control (including without limitation, Internet delays, network congestion and ISP malfunctions). Notwithstanding Section 10 of the Agreement, if the Ad Management System is unavailable for any reason for more than seven (7) days during any one month of the term of this Agreement, You may terminate this Agreement immediately upon notice to DoubleClick.

               Reporting Availability: DoubleClick shall be obligated to deliver full and complete daily reports through the reporting functionality of the Ad Management System within forty-eight (48) hours after the day of the subject of the report. In addition, if the reporting functionality of the Ad Management System is unavailable for any reason for the applicable number of days (measured as consecutive twenty-four (24) hour periods) set forth in the chart below, You shall be entitled to the percentage discounts (also set forth below) from Your Monthly Service Fee for the month in which the unavailability occurred:

               [*] to [*] day unavailability         [*] discount

               [*] to [*] day unavailability         [*] discount

               [*] to [*] day unavailability         [*] discount

               [*] day and above unavailability      [*] discount

               Termination Right: In addition to the termination rights set forth in Section 10 below, You shall have the right to terminate this Agreement on six (6) months prior written notice to DoubleClick pursuant to Section III (Term/Termination) of the Advertising Sales/Inventory Agreement, between the parties, dated November 11, 1999.

               -----------------------------------------------------------------

               -----------------------------------------------------------------


               -----------------------------------------------------------------

--------------------------------------------------------------------------------
          The undersigned confirm their mutual agreement to these arrangements as of the Effective Date.
--------------------------------------------------------------------------------


DOUBLECLICK INC.                         YOUR COMPANY NAME: All Advantage.com
                                                            -----------------



Signature:    /S/ JEFF EPSTEIN           Signature:        /S/ CARL ANDERSON
          --------------------------               -------------------------

Printed Name:     Jeff Epstein           Printed Name:     Carl Anderson
              ----------------------                  ----------------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED FROM THE PUBLIC FILING AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Title:    Executive Vice-President       Title:   Vice-President, Business
      ------------------------------           ---------------------------
                                                  Development
                                               ----------------

Effective Date:  November 11, 1999




[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED FROM THE PUBLIC FILING AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                   [LETTER HEAD OF DOUBLECLICK APPEARS HERE]


                   DART(TM) SERVICE AGREEMENT FOR PUBLISHERS
                             TERMS AND CONDITIONS


1. Agreement. DoubleClick Inc. ("DoubleClick") and You hereby enter into the agreement set forth in these Terms and Conditions and in the Cover Page (collectively, this "DART Service Agreement" or "Agreement"), as of the Effective Date set forth on the Cover Page. All capitalized terms not otherwise defined in these Terms and Conditions shall have the meanings as defined on the Cover Page. "Advertiser" shall mean any entity or person that desires to advertise their own products or services. "Publisher" shall mean any entity or person that desires to use the DART Service to target and measure advertisements for Advertisers on their own Web site.

2. DART Service. The DART Service (the "Service") is a service provided by DoubleClick to Publishers for targeted and measured delivery of ad banners from DoubleClick's servers to the Web Sites set forth on the cover page of this Agreement ("Target Sites"). The ad banners are displayed to visitors ("Visitors") to the Target Sites based on criteria selected by You and Your Advertisers.

3. Ad Management System. You and DoubleClick understand that You are required to use DoubleClick's proprietary Ad Management System software technology (the "System") in order to receive the Service. Accordingly, DoubleClick grants to You the non-exclusive and non-transferable right to access and use the System, which You can access and use only on DoubleClick's Web servers by means of a unique password chosen by You, and only for the purposes of: (i) performing projections of ad banner impression inventories that might be available through the Service, (ii) uploading and storing ad banners for delivery by the Service,
(iii) selecting trafficking criteria for the delivery of ad banners to Target Sites and Visitors, and (iv) receiving reports of ad banner impressions and other data related to the delivery of ad banners by the Service. Provided that DoubleClick does not materially breach its obligations set forth in this Agreement, You agree that DoubleClick shall be Your advertising management solution throughout the Term for at least [*] percent ([*]) of the North American advertising on the Web Site.

4. Your Obligations. You shall be solely responsible for soliciting all Advertisers, trafficking of ad banners (which shall include the input of ad banners into the System) and handling all inquiries of any type or nature. You shall obtain all necessary rights, licenses, consents, waivers and permissions from Advertisers, Visitors and others, to allow DoubleClick to store and deliver ad banners and otherwise operate the Service on Your behalf, and to use any data provided to or collected by the System only for the purposes of providing the Service to You. You further agree that advertisements provided to DoubleClick and/or delivered on behalf of You, and Your other promotional and marketing activities in connection with the use of the Service, including the Target Sites, shall not be deceptive, misleading, obscene, defamatory, illegal or unethical.

5. DoubleClick's Obligations. DoubleClick's sole obligations hereunder shall be (i) to make the System available to You, (ii) to deliver ad banners through the Service according to the trafficking criteria selected by You using the System, (iii) to make customer service personnel available by telephone for support twenty-four hours per day, seven days per week, and (iv) to comply with the Ad Delivery Service Availability and Ad Management System Availability obligations set forth on the Cover Page. DoubleClick will hold one free training session per calendar quarter applicable to All Advantage employees at the headquarters of All Advantage, Hayward California, following sign-off on this Agreement. All Advantage must provide computer terminals, monitors and internet access to each trainee. If You require additional training or training on Your site, DoubleClick shall provide such training to You at DoubleClick's standard published rates for such training. For training on Your site (other than the quarterly training described above), You agree to reimburse DoubleClick for its actual travel and lodging expenses. You shall not permit any of Your employees to access and use the Service or the System unless any such employee has successfully completed the training session and has been so certified by DoubleClick.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED FROM THE PUBLIC FILING AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Senior business operation personnel of both parties agree to meet on a quarterly basis throughout the Term to discuss

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED FROM THE PUBLIC FILING AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

the current architecture, current capacity, and scaling plans for DoubleClick's System and Your technology. In addition, the parties agree that their respective Chief Technology Officers shall meet every six (6) months throughout the Term to discuss the strategic plans for each company and explore mutually advantageous initiatives. DoubleClick ensures that it shall scale its DART System such that throughout the Term, DoubleClick shall be able to serve all of Your advertisements. DoubleClick agrees that its Senior Technical Support personnel shall provide You with DoubleClick's highest level of support to address technical issues that may arise with Your use of the Service.

Per All Advantage's approval, DoubleClick will provide All Advantage with access to Keynote reporting. Keynote is a third party service that measures ad matching and delivery.

DoubleClick agrees to provide documentation to all its Customer Support and Engineering staff that explains the All Advantage set-up and usage of the DART System. This will serve as a reference to handle customer questions and requests.

Please see Appendix B for Special Reporting Queries

6. Fees. You shall pay DoubleClick the fees set forth on the Cover Page to this Agreement. The fees include the Monthly Service Fees. The Monthly Service Fees are recurring, non-refundable, non-creditable fees, payable within thirty
(30) days after receipt of an invoice from DoubleClick for such fees. The Monthly Service Fee shall be based on the number of ad banner impressions delivered through the Service on behalf of You each month, divided by one thousand (1,000) and multiplied by the Monthly Service Fee CPM rate set forth on the Cover Page to this Agreement. If Your Monthly Service Fee is less than the Minimum Monthly Service Fee in any given month, You shall owe DoubleClick the Minimum Monthly Service Fee for that month. To the extent that the average file size of all ad banners delivered via the Service in a given month ("Average Ad Size") exceeds the Ad Size Limit set forth on the Cover Page, the Monthly Service Fee payable for that month shall be increased by an amount that shall be calculated by subtracting the Ad Size Limit from the Average Ad Size, dividing that difference by the Ad Size Limit, and multiplying the quotient by the Monthly Service Fee CPM rate set forth on the Cover Page of this Agreement. All fees hereunder shall be denominated in U.S. dollars and paid by wire transfer to an account to be designated by DoubleClick, or by other means expressly agreed to in writing by DoubleClick. You shall also be responsible for and shall pay any applicable sales, use or other taxes or duties, tariffs or the like applicable to Your unique use of the Service (excluding, for example, taxes on DoubleClick"s income). Late payments will be subject to late fees at the rate of one and one half percent (1.5%) per month, or, if lower, the maximum rate allowed by law. If You fail to pay fees correctly invoiced by DoubleClick within thirty (30) days following the payment due date, DoubleClick shall have the right to suspend performance of the Services without notice to You; such Service not to be reinstated until You pay all such overdue amounts and an additional reinstatement fee of $1,000.

7. Proprietary Rights and Restrictions. DoubleClick is the exclusive supplier of the Service and the exclusive owner of all right, title and interest in and to the System, all software, databases and other aspects and technologies incorporated in the System and Service, including the System, any enhancements thereto and any materials provided to You by DoubleClick through the System or otherwise. You may not use the System except pursuant to the limited rights expressly granted in this Agreement. You shall use the System only in accordance with reference manuals to be supplied by DoubleClick and only in accordance with DoubleClick's standard security procedures, as posted on the DoubleClick Web site or otherwise notified to You.

8. Data. You have the sole and exclusive ownership and right to use all data derived from Your use of the Service ("Data"); provided that DoubleClick may use and disclose only the aggregate number of ads delivered throughout the System (other than personally-identifiable information) derived from Your use of the Service only (i) for DoubleClick"s reporting purposes, consisting of compilation of aggregated statistics about the Service such that You are not identifiable that may be provided to customers, potential customers and the general public;
(ii) and if required by court order, law or governmental agency. DoubleClick may not sell, lease or use the Data for commercial gain or profiling of user behavior, except that DoubleClick may use "IP Address" data of Your Users (all of which is non-personably identifiable) for DART targeting purposes. DoubleClick agrees that in no event shall any information by which individual users accessing Your advertising through the Service can be identified, contacted or grouped by name, e-mail address or other personal or individual characteristics (including, but not limited to, user registration information collected by You) ("User Info") be used or disclosed by DoubleClick or used by any third party without Your prior written consent. In addition, in no event shall DoubleClick disclose Your Confidential Information (as defined in Section
14) to any third parties. DoubleClick may collect the following Data and User Info through the Service for the sole and exclusive purpose of providing You with the Service: Browser Type, Browser Version, Browser Language, Operating System, Time of Day, Date, User IP, Geographic Location, Area code, Zip code, Country, SIC Code, Domain, Domain type, and Ad Frequency. Should DoubleClick desire to collect additional User Info or Data through the Service, DoubleClick shall obtain Your prior written consent and the parties shall mutually agree on DoubleClick"s permitted use of such information.

DoubleClick shall not collect or use User clickstream behavior data.

The parties agree that the terms of this Section 8 shall survive termination of this Agreement.

Audit of the System. On a monthly basis, the System is independently audited by ABC Interactive, a third-party auditor. Upon request, DoubleClick agrees to provide You with a copy of the reports prepared by ABC Interactive relating to the System. In addition, You shall have the rights to (i) have "spotcheck" audits performed for specific ad campaigns served pursuant to this Agreement for a fee of $650.00 per audit.

9. Term- This Agreement shall be for a term of three (3) years from the Effective Date, unless terminated earlier in accordance with the terms set forth below or until the end of the notice period required by Section 10.2 or 10.3 ( the "Term"). The Term shall be automatically renewed for additional 12 month periods unless there is a notice pursuant to Section 10.2 below.

10.0: Notice of Non-Renewal: In the event either party decides not to renew this Agreement at the expiration of 3 years from the Effective Date, or at the expiration of any renewal period, the party that desires to terminate shall provide the other with notice of such decision no earlier than the commencement of Year 3 and no later than (i) 90 days prior to the expiration of Year 3, for termination at the end of Year 3 and (ii) 60 days prior to the expiration of any renewal term; provided, however, that if You fail to give the notice required by this section, the Term and this Agreement shall continue until DoubleClick has received the applicable period of days advance written notice of Your decision not to renew.

10.1: Termination for Breach: In the event of a material breach of a material provision on this Agreement, the non-breaching party may give written notice of such breach to the breaching party and if the breaching party fails to cure such breach within 90 days of receipt of such notice, the non-breaching party may terminate this Agreement once the cure period has expired.

10.2: Termination for Certain Changes: In addition to its right to terminate specified above, You shall also have the right to terminate this Agreement if any of the following events occur:

    (a) DoubleClick is found by reputable independent sources on the basis of verifiable data based on an analysis of a period of not less than 180 days, to no longer be one of the top 3 Centralized Internet Ad Delivery Companies measured on the basis of the aggregate number of Impressions served by each Centralized Internet Ad Delivery Companies in such period (the "Top Three");

    (b) DoubleClick ceases to operate or provide technical support for the DART Service for a period in excess of 5 business days;

    (c) DoubleClick is adjudged insolvent or bankrupt;

    (d) Institution of any proceeding by DoubleClick seeking relief, reorganization or arrangement under any laws relating to insolvency;

    (e) Institution of any proceeding against DoubleClick seeking relief, reorganization or arrangement under any laws relating to insolvency that is not dismissed within 60 days;

    (f) The making of any assignment for the benefit of creditors;

    (g) Upon the appointment of a receiver, liquidator or trustee of any of DoubleClick's property or assets, or upon liquidation, dissolution or winding up of the DoubleClick's business; or

    (h) In the event that a Person who owns, either directly or indirectly, a Web site that is widely regarded by recognized Internet industry analysts as a direct competitor of You acquires (i) DoubleClick through a merger or consolidation pursuant to which the stockholders of DoubleClick immediately prior to such merger or consolidation will not own, immediately after such merger or consolidation, at least 40% of the voting power of the surviving Person's voting securities, whether or not such Person is DoubleClick; (ii) securities representing a majority of DoubleClick's voting securities as a result of a tender or exchange offer, open market purchase, privately negotiated purchases, share exchange, extraordinary dividend, acquisition, disposition or recapitalization (or series of related transactions of such nature) (other than a merger or consolidation), and (iii) all or substantially all of DoubleClick's assets.

10.3: Termination for Convenience: You shall have the right to terminate this Agreement without cause by providing DoubleClick with six (6) month prior written notice of such termination; provided, however, such notice may only be provided on the first anniversary of the Effective Date and on the last day of each quarter thereafter.

11. Indemnification. You agree to indemnify and hold DoubleClick and its officers, directors, employees and agents (each a "DoubleClick Indemnitee") harmless from and against any and all third party claims, actions, losses, damages, liability, costs and expenses (including, without limitation, reasonable attorneys" fees and disbursements incurred by a DoubleClick Indemnitee in any action between You and the DoubleClick Indemnitee, or between the DoubleClick Indemnitee and any third party or otherwise) arising out of or in connection with (i) the breach of any of Your representations, warranties or obligations set forth in this Agreement, (ii) Your use of the Service or the System other than as permitted herein, or (iii) or any third party claim arising from the serving of advertisements or other content to the All Advantage viewbar. DoubleClick agrees to indemnify and hold You and Your officers, directors, employees and agents (each "Your Indemnitee") harmless from and against any and all third party claims, actions, losses, damages, liability, costs and expenses (including, without limitation, reasonable attorneys" fees and disbursements incurred by Your Indemnitee in any action between DoubleClick and Your Indemnitee, or between Your Indemnitee and any third party or otherwise) arising out of or in connection with (i) the breach of any of DoubleClick"s representations, warranties or obligations set forth in this Agreement, or (ii) Your use of the Service or the System as permitted herein.

12. WARRANTIES AND DISCLAIMER. DoubleClick represents and warrants that the System was developed by DoubleClick without infringement or misappropriation of any third party"s copyrights or trade secrets. You acknowledge and DoubleClick represents that the Service and the System can be used to target, measure and traffic advertisements in many different ways and based on many different types of data. You represent and warrant that You will not use the Service or the System in a way or for any purpose that infringes or misappropriates any third party"s intellectual property or personal rights. EXCEPT AS SET FORTH IN THIS AGREEMENT, DOUBLECLICK MAKES NO WARRANTIES OF ANY KIND TO ANY PERSON WITH RESPECT TO THE SERVICE, THE SYSTEM OR ANY AD BANNER OR OTHER DATA SUPPLIED THEREBY, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.

13. Limitation and Exclusion of Liability. Except as otherwise set forth herein, DoubleClick shall not be liable to You or any other third party for any loss, cost, damage or expense incurred in connection with the availability, operation or use of the Service, the System or any ad banner or other data supplied thereby, including, without limitation, for any unavailability or inoperability of the System or the Internet, technical malfunction, computer error or loss or corruption of data, or other injury, damage or disruption of any kind related thereto. DoubleClick shall not be liable for any indirect, incidental, consequential, special or exemplary damages, including, but not limited to, loss of profits, or loss of business opportunity, even if such damages are foreseeable and whether or not DoubleClick has been advised of the possibility thereof. DoubleClick"s maximum aggregate liability shall not exceed the total amount paid by You to DoubleClick under this Agreement during the twelve (12) month period prior to the first date the liability arose. In Your agreements with Advertisers, You will include a provision to the effect that DoubleClick is a third party beneficiary of any disclaimers and limitations or exclusions of liability You agree with the Your Advertisers.

14. Confidentiality. The terms of this Agreement and information and data that one party (the "Receiving Party") has received or will receive from the other party (the "Disclosing Party") about matters governed by this Agreement are proprietary and confidential information to said party ("Confidential Information"), including without limitation any information that is marked as "confidential" or should be reasonably understood to be confidential or proprietary to the Disclosing Party and any reference manuals or data compilations compiled or provided hereunder. The Receiving Party agrees that for the Term and for two (2) years thereafter, the Receiving Party will not disclose any Confidential Information to any third party other than the Receiving Party"s legal and financial advisors as appropriate, nor use the Confidential Information for any purpose not permitted under this Agreement. The nondisclosure obligations set forth in this Section shall not apply to information that the Receiving Party can document is generally available to the public (other than through breach of this Agreement) or was already lawfully in the Receiving Party"s possession at the time of receipt of the information from the Disclosing Party.

15. Independent Contractor Status. Each party shall be and act as an independent contractor and not as partner, joint venturer or agent of the other.

16. Modifications and Waivers. This Agreement represents the entire understanding between DoubleClick and You and supersedes all prior agreements relating to the subject matter of this Agreement. No failure or delay on the part of either party in exercising any right, power or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise or the exercise of any other right, power or remedy. Unless otherwise specified, any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by the parties from the terms of this Agreement, shall be effective only if it is made or given in writing and signed by both parties.

17. Assignment. This Agreement and the rights hereunder are not transferable or assignable without prior written consent of the non-assigning party; provided, however, that this Agreement may be assigned by either party to a person or entity who acquires substantially all of the assigning party"s assets, stock or business by sale, merger or otherwise.

18. Applicable Law. This Agreement shall be governed by the law of New York, without reference to its conflict of laws rules or principles, and the United States.

19. General. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the minimum extent necessary without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction. No failure or omission by either party in the performance of any obligation under this Agreement shall be deemed a breach of this Agreement nor create any liability if the same shall arise from any cause or causes beyond the reasonable control of such party, including but not limited to the following: acts of God, acts or omissions of any government or any rules, regulations or orders of any governmental authority or any officer, department, agency or instrument thereof; fire, storm, flood, earthquake, acts of the public enemy, war, rebellion, Internet brown out, insurrection, riot, invasion, strikes, or lockouts. All notices, demands and other communications provided for or permitted under this Agreement shall be made in writing to the parties" at the addresses on the Cover Page and shall be sent by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery and shall be deemed received upon delivery.

                  Appendix A - SUPPORT ESCALATION PROCEDURES
                  ------------------------------------------


Objective
The purpose of this document is to outline the escalation process of all client related incidents within the DoubleClick Client Services team and other DoubleClick business units. DoubleClick Client Services has 2 call centers globally located in New York and in Dublin, Ireland. The call centers are fully staffed 24 hours, 5 days a week, with 24 hour weekend support on a remote basis. The teams are broken into standard Customer Support and Strategic Support divisions, with all incidents being handled with the same escalation process and response times.

DoubleClick Client Services has direct lines of communications to all DoubleClick business units 24 hours a day, 7 days a week.

Escalation Process
Within DoubleClick Client Services
All issues that are escalated within DoubleClick Client Services are tracked within SupportLogix (SPLX), our chosen incident tracking application and database. Items are entered into SPLX and are either:
(a)  opened and closed on the first call
(b)  opened and escalated through the appropriate chains
(c)  opened, escalated, and eventually closed


Below outlines the process for all escalated issues:

1/st/ Time Resolution (Resolution Time: Immediate)
--------------------------------------------------
 .    Client calls with inquiry
 .    DoubleClick analyst enters inquiry into SPLX and assigns the issue a tracking number
 .    DoubleClick analyst answers inquiry and closes the ticket

1/st/ Time Resolution (Resolution Time: Immediate)
--------------------------------------------------
 .    Client calls with inquiry
 .    DoubleClick analyst enters inquiry into SPLX and assigns the issue a tracking number
 .    DoubleClick analyst cannot answer inquiry and places client on hold (if appropriate) and escalates to supervisor for assistance
 .    Analyst receives answer to inquiry and closes the ticket


Escalation: 1 Level
 .    Client calls with inquiry
 .    DoubleClick analyst enters inquiry into SPLX and assigns the issue a tracking number
 .    DoubleClick analyst cannot answer inquiry and places client on hold (if appropriate) and escalates to supervisor for assistance
 .    Supervisor does not have immediate answer, but is aware of a similar problem and needs to call client back
 .    Supervisor, or analyst, depending on issue type, calls client back within 1
                                                                               -
     hour with resolution and closes the ticket
     ----

Outside of Client Services

Escalation: 2 Level (DoubleClick Engineering)
 .    Client calls with inquiry (AdManage related)
 .    DoubleClick analyst enters inquiry into SPLX and assigns the issue a tracking number
 .    DoubleClick analyst cannot answer inquiry and places client on hold (if appropriate) and escalates to supervisor for assistance
 .    Supervisor recognizes the issue to be a research related issue or software defect and needs to call client back
 .    Supervisor immediately takes ownership of the issue and researches problem with the analyst
 .    If proven to be a software defect, item is immediately categorized with a priority and escalated to DoubleClick Engineering. DoubleClick Client Services has 5 dedicated engineers assigned to working with Support on all escalated issues. The below table describes the escalated priorities and response times from Engineering to Support:


     ---------------------------------------------------------------------
     Priority                     Response Time from Eng to CS

     ---------------------------------------------------------------------
     Critical                     Immediate

     ---------------------------------------------------------------------
     High                         4 Hours
     ---------------------------------------------------------------------
     Medium                       16 Hours
     ---------------------------------------------------------------------


 .    Supervisor, or analyst, depending on issue type, calls client back within 1 hour with update and/or resolution
 .    Should the item be classified as Urgent and remain OPEN, the client will be called and updated every 30 minutes until a concrete resolution time is identified, or issue is resolved
 .    Should the item be classified as High and remain OPEN, the client will be called and updated every 2 hours until a concrete resolution time is identified, or issue is resolved
 .    All "steps" are recorded in SPLX with appropriate time/date stamps
 .    Once resolution has been achieved, the client is notified and the incident is closed in SPLX



Escalation: 2 Level (DoubleClick Operations)
 .    Client calls with inquiry (Ad serving related)
 .    DoubleClick analyst enters inquiry into SPLX and assigns the issue a tracking number
 .    DoubleClick analyst, uses monitoring tools to determine if any internet factors may be affecting ad serving from any DoubleClick data center locations
 .    DoubleClick analyst cannot answer inquiry and places client on hold (if appropriate) and escalates to supervisor for assistance
 .    Supervisor recognizes the issue to be a research related issue or software defect and needs to call client back
 .    Supervisor immediately takes ownership of the issue and researches problem with the analyst
 .    If proven to be an ad serving operational issue (i.e. showing broken images on client site) the item is immediately categorized with a priority of URGENT and escalated to DoubleClick Operations. DoubleClick Client Services has a direct line into DoubleClick Operations, ensuring real-time response to all critical ad serving items.

     ---------------------------------------------------------------------
     Priority                     Response Time from Ops to CS

     ---------------------------------------------------------------------
     Critical                     Immediate

     ---------------------------------------------------------------------

 .    Supervisor, or analyst, depending on issue type, calls client back within
     15 minutes with update and/or resolution
 .    In the meantime, if issue is identified as an ad serving problem (i.e. a particular data center looses connectivity, or peering point connectivity gets disrupted) a client notification is immediately distributed to all DoubleClick clients within the affected region.
 .    Should the item be classified as Urgent and remain OPEN, the client will be called and updated every 15 minutes until a concrete resolution time is identified, or issue is resolved
 .    All "steps" are recorded in SPLX with appropriate time/date stamps
 .    Once resolution has been achieved, the client is notified and the incident is closed in SPLX


SPLX Auto Alert System
All defects that are entered into SPLX are automatically positioned in a resolution time based queue for updates. Should the resolution time for an associated item expire, a chain of alerts are automatically triggered. They are as follows:

-------------------------------------------------------------------------------
Priority       Party Alerted     Elapsed Time                 Contact Type
-------------------------------------------------------------------------------
Critical       Analyst           30 minutes                   Pager
               Supervisor
               Manager
-------------------------------------------------------------------------------
High           Analyst           3 hours                      Email
               Supervisor
-------------------------------------------------------------------------------
High           Analyst           4 hours                      Pager
               Supervisor
               Manager
-------------------------------------------------------------------------------
Medium         Analyst           8 hours                      Email
-------------------------------------------------------------------------------
Medium         Analyst           10 hours                     Email
               Supervisor
-------------------------------------------------------------------------------
Medium         Analyst           16 hours                     Pager
               Supervisor
-------------------------------------------------------------------------------



Weekend Escalation
From Saturday morning to Sunday DoubleClick Support works on a remote coverage basis. All customer calls are handled on a remote pager basis. Calls are returned within one hour to the client. Should the client have an urgent ad serving related issue, they have the option, upon dialing DoubleClick Support, to be transferred to DoubleClick Operations to speak with an Operations technician.

Should an item need to be escalated on the weekend, the appropriate Engineering Manager will be paged, and will be responsible for starting the escalation process. The client will then be contacted with the appropriate response times as noted in the above sections.

DART Sales/Sales Engineer Communication
All items are logged into SPLX, allowing the DART team to track the progress of each incident. For Critical and high items, the DART Sales Engineer called with an update of the issues.

                                  Appendix B

DoubleClick agrees to provide All Advantage Custom Reporting on a daily basis for and limited to the following reports. If additional reports are requested, DoubleClick must receive a template of such reports from All Advantage and will notify All Advantage if those reports can or cannot be provided.

1. Insertion Order Summary " includes advertiser order, order id, name of campaign, start/end date, imps. Requested, impressions delivered, clicks, click-through rate and average exposure per user

2. Placement Summary " includes date, advertiser, order, order id, name of campaign, start/end date, impressions requested, impressions delivered, clicks, click-through rate, unique users, average exposure per user


3. Key-value Banner Summary " Date, Advertiser, order, order id, key-value (grouped together), banner id, impressions delivered, clicks, average exposures per user.


4. Country Placement Summary - includes date, advertiser, order, order id, banner, country, name, status, start/end dates, impressions requested (cannot be grouped by placement id), impressions delivered (cannot be broken down by banner), clicks, click-through rate, average exposures per user.


5. Insertion Order Detail- Date, Advertiser, insertion order, name, start/end date, impressions requested, impressions delivered, clicks, click-through rate, average exposures per user


6. Placement Level Detail " Date, Advertiser, order, placement id, name, status, start/end date, impressions requested, impressions delivered, clicks, click-through date, average exposures per user, cumulative unique users (not by date)


7. Key-value Banner Detail " Date, Advertiser, order, placement id, key-value, banner id, impressions delivered, clicks, average exposures per user.